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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 17, 2004

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                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


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        CAYMAN ISLANDS                     1-10809              98-0191089
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

              XL HOUSE, ONE BERMUDIANA ROAD, HAMILTON, BERMUDA HM11
                    (Address of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 292 8515

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 17, 2004, XL Capital Ltd issued the press release attached as
Exhibit 99(a) and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)       Exhibits. The following exhibits are filed herewith:


      EXHIBIT NO.      DESCRIPTION

         99(a) Press Release ("XL Capital Ltd Prices Issue of Equity Security Units") dated March 17, 2004.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 17, 2004


                                    XL CAPITAL LTD
                                       (Registrant)


                                    By:    /s/ Paul Giordano
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                                        Name:  Paul Giordano
                                        Title: Executive Vice President and
                                               General Counsel